EXHIBIT 99.2


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       MOUNTAIN STATES HOLDINGS, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Mountain States Holdings, Inc. for the period ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Mountain States Holdings, Inc.






/s/ Mark E. Massa
Mark E. Massa
Chief Financial Officer
May 20, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Mountain States Holdings, Inc. and will be retained by Mountain States Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.